Exhibit 21.1

LIST OF SUBSIDIARIES AND CONSOLIDATED VARIABLE INTEREST ENTITY OF XPENG INC.

Subsidiaries	Jurisdiction of Incorporation

XPeng Limited	BVI

XPeng Ai Limited	BVI

XPeng Huitian Holdings Limited	BVI

XPeng (Hong Kong) Limited	Hong Kong

XMotors. ai, Inc.	U.S.

XSense. ai, Inc.	U.S.

Guangdong Xiaopeng Motors Technology Co., Ltd.* 广东小鹏汽车科技有限公司	PRC

Guangzhou Xiaopeng Automotive Financing Lease Co., Ltd.* 广州小鹏汽车融资租赁有限公司	PRC

Guangzhou Xiaopeng Autonomous Driving Technology Co., Ltd.* 广州小鹏自动驾驶科技有限公司	PRC

Guangzhou Chengxingzhidong Automotive Technology Co., Ltd.* 广州橙行智动汽车科技有限公司	PRC

Guangdong Xiaopeng Automotive Industry Holding Co., Ltd.* 广东小鹏汽车产业控股有限公司	PRC

Zhaoqing Xiaopeng Automobile Co., Ltd.* 肇庆小鹏汽车有限公司	PRC

Tianjin Xiaopeng Smart Automotive Technology Co., Ltd.* 天津小鹏智能汽车科技有限公司	PRC

Guangzhou Xiaopeng Automotive Trading Co., Ltd.* 广州小鹏汽车贸易有限公司	PRC

Guangzhou Xiaopeng Motors Technology Co., Ltd.* 广州小鹏汽车科技有限公司	PRC

Guangzhou Kunpeng Kechuang No.1 Venture Investment Partnership Enterprise (Limited Partnership)* 广州鲲鹏科创一号创业投资合伙企业（有限合伙）	PRC

Xiaopeng Automobile Sales Co., Ltd.* 小鹏汽车销售有限公司	PRC

XMotors Limited	Hong Kong

Guangzhou Xiaopeng Automotive Insurance Agency Co., Ltd.* 广州小鹏汽车保险代理有限公司	PRC

Guangzhou Xiaopeng Automotive Investment Co., Ltd.* 广州小鹏汽车投资有限公司	PRC

Xiaopeng Automotive Services Co., Ltd.* 小鹏汽车服务有限公司	PRC

Guangzhou Xiaopeng Smart Charge Technology Co., Ltd.* 广州小鹏智慧充电科技有限公司	PRC

Guangzhou Xiaopeng Smart Mobility Technology Co., Ltd.* 广州小鹏智慧出行科技有限公司	PRC

Zhaoqing Xiaopeng New Energy Investment Co., Ltd.* 肇庆小鹏新能源投资有限公司	PRC

Zhaoqing Xiaopeng Automobile Co., Ltd. Zhaoqing National High-Tech Industrial Development Zone Branch* 肇庆小鹏汽车有限公司肇庆高新区分公司	PRC

Zhengzhou Zhipeng Automotive Technology Co., Ltd.* 郑州智鹏汽车技术有限公司	PRC

Guangzhou Xiaopeng Automobile Manufacturing Co., Ltd.* 广州小鹏汽车制造有限公司	PRC

Shanghai Xiaopeng Motors Technology Co., Ltd.* 上海小鹏汽车科技有限公司	PRC

Shanghai Xiaopeng Management Consulting Co., Ltd.* 上海小鹏管理咨询有限公司	PRC

Zhaoqing Kunpeng Real Estate Development Co., Ltd.* 肇庆鲲鹏房地产开发有限公司	PRC

Beijing Hengxin Shiguang Automotive Service Co., Ltd.* 北京恒信时光汽车服务有限公司	PRC

Beijing Hengxin Shiguang Automotive Service Co., Ltd. No.1 Branch* 北京恒信时光汽车服务有限公司第一分公司	PRC

Beijing Hengxin Shiguang Automotive Service Co., Ltd. No.2 Branch* 北京恒信时光汽车服务有限公司第二分公司	PRC

Chengdu Xiaopeng Smart Mobility Technology Co., Ltd.* 成都小鹏智慧出行科技有限公司	PRC

Hangzhou Xiaopeng Mobility Technology Co., Ltd.* 杭州小鹏出行科技有限公司	PRC

Zhengzhou Xiaopeng Mobility Technology Co., Ltd.* 郑州小鹏出行科技有限公司	PRC

Haikou Xiaopeng Smart Mobility Technology Co., Ltd.* 海口小鹏智慧出行科技有限公司	PRC

Chuxiong Xiaopeng Smart Mobility Technology Co.,Ltd.* 楚雄小鹏智慧出行科技有限公司	PRC

Shanghai Zhipeng Automobile Sales Service Co., Ltd.* 上海智鹏汽车销售服务有限公司	PRC

Xiaopeng Automobile Sales (Tianjin) Co., Ltd.* 小鹏汽车销售（天津）有限公司	PRC

Xiamen Pengxing Automobile Sales Service Co., Ltd.* 厦门鹏行汽车销售服务有限公司	PRC

Changsha Xiaopeng Automobile Sales Service Co., Ltd.* 长沙小鹏汽车销售服务有限公司	PRC

Xi’an Xiaopeng Energy Automobile Sales Service Co., Ltd.* 西安小鹏能源汽车销售服务有限公司	PRC

Zhengzhou Xiaopeng Automobile Sales Co., Ltd.* 郑州小鹏汽车销售有限公司	PRC

Tianjin Xiaopeng Automobile Sales Service Co., Ltd.* 天津小鹏汽车销售服务有限公司	PRC

Wuhan Xiaopeng Automobile Sales Service Co., Ltd.* 武汉小鹏汽车销售服务有限公司	PRC

Xiaopeng Automobile Sales Co., Ltd. Haizhu Branch* 小鹏汽车销售有限公司海珠分公司	PRC

Xiaopeng Automobile Sales Co., Ltd. Tianhe Branch* 小鹏汽车销售有限公司天河分公司	PRC

Xiaopeng Automobile Sales Co., Ltd. Tianhe No.2 Branch* 小鹏汽车销售有限公司天河第二分公司	PRC

Xiaopeng Automobile Sales Co., Ltd. Baiyun Branch* 小鹏汽车销售有限公司白云分公司	PRC

Xiaopeng Automobile Sales Co., Ltd. Liwan Branch* 小鹏汽车销售有限公司荔湾分公司	PRC

Hangzhou Xiaopeng Automobile Co., Ltd.* 杭州小鹏汽车有限公司	PRC

Chengdu Chengpeng Automobile Sales Co., Ltd.* 成都橙鹏汽车销售有限公司	PRC

Suzhou Xiaopeng Automobile Sales Service Co., Ltd.* 苏州小鹏汽车销售服务有限公司	PRC

Shenzhen Xiaopeng Automobile Sales Service Co., Ltd.* 深圳小鹏汽车销售服务有限公司	PRC

Zhuhai Xiaopeng Automobile Sales Service Co., Ltd.* 珠海小鹏汽车销售服务有限公司	PRC

Foshan Xiaopeng Automobile Sales Service Co., Ltd.* 佛山小鹏汽车销售服务有限公司	PRC

Nanjing Xiaopeng Automobile Sales Service Co., Ltd.* 南京小鹏汽车销售服务有限公司	PRC

Zhaoqing Xiaopeng Automobile Sales Service Co., Ltd.* 肇庆小鹏汽车销售服务有限公司	PRC

Zhongshan Xiaopeng Automobile Sales Service Co., Ltd.* 中山小鹏汽车销售服务有限公司	PRC

Dongguan Pengxing Automobile Sales Service Co., Ltd.* 东莞鹏行汽车销售服务有限公司	PRC

Huizhou Pengzhi Automobile Sales Service Co., Ltd.* 惠州鹏智汽车销售服务有限公司	PRC

Beijing Xiaopeng Automobile Co., Ltd.* 北京小鹏汽车有限公司	PRC

Beijing Xiaopeng Automobile Sales Service Co., Ltd.* 北京小鹏汽车销售服务有限公司	PRC

Guangzhou City Delong Automotive Services Co., Ltd.* 广州市德隆汽车服务有限公司	PRC

Chongqing Xiaopeng Automobile Sales Service Co., Ltd.* 重庆小鹏汽车销售服务有限公司	PRC

Chengdu Xiaopeng Automobile Sales Co., Ltd.* 成都小鹏汽车销售有限公司	PRC

Qingdao Xiaopeng Automobile Sales Service Co., Ltd.* 青岛小鹏汽车销售服务有限公司	PRC

Shijiazhuang Xiaopeng Automobile Sales Service Co., Ltd.* 石家庄小鹏汽车销售服务有限公司	PRC

Wuxi Xiaopeng Automobile Sales Service Co., Ltd.* 无锡小鹏汽车销售服务有限公司	PRC

Ningbo Xiaopeng Automobile Sales Service Co., Ltd.* 宁波小鹏汽车销售服务有限公司	PRC

Quanzhou Zhipeng Automobile Sales Service Co., Ltd.* 泉州智鹏汽车销售服务有限公司	PRC

Shanghai Xiaopeng Automobile Sales Service Co., Ltd.* 上海小鹏汽车销售服务有限公司	PRC

Changsha Xiaopeng Automobile Sales Service Co., Ltd. Kaifu Branch* 长沙小鹏汽车销售服务有限公司开福分公司	PRC

Xi’an Xiaopeng Energy Automobile Sales Service Co., Ltd. National High-Tech Industrial Development Zone Branch* 西安小鹏能源汽车销售服务有限公司高新分公司	PRC

Zhengzhou Xiaopeng Automobile Sales Co., Ltd. Zhengdong Branch* 郑州小鹏汽车销售有限公司郑东分公司	PRC

Tianjin Xiaopeng Automobile Sales Service Co., Ltd. Heping Branch* 天津小鹏汽车销售服务有限公司和平分公司	PRC

Tianjin Xiaopeng Automobile Sales Service Co., Ltd. Airport Branch* 天津小鹏汽车销售服务有限公司空港分公司	PRC

Tianjin Xiaopeng Automobile Sales Service Co., Ltd. Hedong Branch* 天津小鹏汽车销售服务有限公司河东分公司	PRC

Wuhan Xiaopeng Automobile Sales Service Co., Ltd. No.1 Branch* 武汉小鹏汽车销售服务有限公司第一分公司	PRC

Hangzhou Xiaopeng Automobile Co., Ltd. Jianggan Branch* 杭州小鹏汽车有限公司江干分公司	PRC

Hangzhou Zhipeng Automobile Sales Service Co., Ltd.* 杭州智鹏汽车销售服务有限公司	PRC

Shenzhen Xiaopeng Automobile Sales Service Co., Ltd. Futian Branch* 深圳小鹏汽车销售服务有限公司福田分公司	PRC

Shenzhen Xiaopeng Automobile Sales Service Co., Ltd. Nanshan Branch* 深圳小鹏汽车销售服务有限公司南山分公司	PRC

Shenzhen Xiaopeng Automobile Sales Service Co., Ltd. Longhua Branch* 深圳小鹏汽车销售服务有限公司龙华分公司	PRC

Shenzhen Xiaopeng Automobile Sales Service Co., Ltd. Nanshan No.1 Branch* 深圳小鹏汽车销售服务有限公司南山第一分公司	PRC

Foshan Xiaopeng Automobile Sales Service Co., Ltd. Nanhai Branch* 佛山小鹏汽车销售服务有限公司南海分公司	PRC

Nanjing Xiaopeng Automobile Sales Service Co., Ltd. Qinhuai Branch* 南京小鹏汽车销售服务有限公司秦淮分公司	PRC

Nanjing Xiaopeng Automobile Sales Service Co., Ltd. Jiangning Branch* 南京小鹏汽车销售服务有限公司江宁分公司	PRC

Dongguan Pengxing Automobile Sales Service Co., Ltd. Dongcheng Branch* 东莞鹏行汽车销售服务有限公司东城分公司	PRC

Beijing Xiaopeng Automobile Co., Ltd. Chaoyang Branch* 北京小鹏汽车有限公司朝阳分公司	PRC

Beijing Xiaopeng Automobile Co., Ltd. Chaoyang No.2 Branch* 北京小鹏汽车有限公司朝阳第二分公司	PRC

Beijing Xiaopeng Automobile Co., Ltd. Chengshou Temple Branch* 北京小鹏汽车有限公司成寿寺分公司	PRC

Chongqing Xiaopeng Automobile Sales Service Co., Ltd. Yuzhong District Branch* 重庆小鹏汽车销售服务有限公司渝中区分公司	PRC

Chongqing Xiaopeng Automobile Sales Service Co., Ltd. Liangjiang New Area Branch* 重庆小鹏汽车销售服务有限公司两江新区分公司	PRC

Chengdu Xiaopeng Automobile Sales Co., Ltd. Wuhou Branch* 成都小鹏汽车销售有限公司武侯分公司	PRC

Wuxi Xiaopeng Automobile Sales Service Co., Ltd. Wuxi Xinwu Branch* 无锡小鹏汽车销售服务有限公司无锡新吴分公司	PRC

Shanghai Xiaopeng Automobile Sales Service Co., Ltd. Yangpu Branch* 上海小鹏汽车销售服务有限公司杨浦分公司	PRC

Shanghai Xiaopeng Automobile Sales Service Co., Ltd. Putuo Branch* 上海小鹏汽车销售服务有限公司普陀分公司	PRC

Shanghai Xiaopeng Automobile Sales Service Co., Ltd. Pudong Branch* 上海小鹏汽车销售服务有限公司浦东分公司	PRC

Shanghai Xiaopeng Automobile Sales Service Co., Ltd. No.1 Branch* 上海小鹏汽车销售服务有限公司第一分公司	PRC

Shanghai Xiaopeng Automobile Sales Service Co., Ltd. Jiading Branch* 上海小鹏汽车销售服务有限公司嘉定分公司	PRC

Shanghai Xiaopeng Automobile Sales Service Co., Ltd. No.2 Branch* 上海小鹏汽车销售服务有限公司第二分公司	PRC

Shanghai Xiaopeng Automobile Sales Service Co., Ltd. Jing’an Branch* 上海小鹏汽车销售服务有限公司静安分公司	PRC

Hangzhou Zhipeng Automobile Sales Service Co., Ltd. Huzhou Branch* 杭州智鹏汽车销售服务有限公司湖州分公司	PRC

Chengdu Xiaopeng New Energy Automobile Sales Service Co., Ltd.* 成都小鹏新能源汽车销售服务有限公司	PRC

Consolidated Variable Interest Entity (“VIE”)	Jurisdiction of Incorporation
Guangzhou Zhipeng Internet of Vehicle Technology Co., Ltd.* 广州智鹏车联网科技有限公司	PRC

Guangzhou Yidian Smart Mobility Technology Co., Ltd.* 广州易点智慧出行科技有限公司	PRC

Subsidiaries of the Consolidated VIE	Jurisdiction of Incorporation
Guangzhou Yidian Smart Mobility Technology Co., Ltd. Foshan Branch* 广州易点智慧出行科技有限公司佛山分公司	PRC

Guangzhou Yidian Smart Mobility Technology Co., Ltd. Dongguan Branch* 广州易点智慧出行科技有限公司东莞分公司	PRC

Guangzhou Yidian Smart Mobility Technology Co., Ltd. Zhuhai Branch* 广州易点智慧出行科技有限公司珠海分公司	PRC

Guangzhou Yidian Smart Mobility Technology Co., Ltd. Shenzhen Branch* 广州易点智慧出行科技有限公司深圳分公司	PRC

Guangzhou Yidian Smart Mobility Technology Co., Ltd. Chengdu Branch* 广州易点智慧出行科技有限公司成都分公司	PRC

Guangzhou Yidian Smart Mobility Technology Co., Ltd. Zhengzhou Branch* 广州易点智慧出行科技有限公司郑州分公司	PRC

Guangzhou Yidian Smart Mobility Technology Co., Ltd. Beijing Branch* 广州易点智慧出行科技有限公司北京分公司	PRC

Guangzhou Yidian Smart Mobility Technology Co., Ltd. Hangzhou Branch* 广州易点智慧出行科技有限公司杭州分公司	PRC

Guangzhou Yidian Smart Mobility Technology Co., Ltd. Jining Branch* 广州易点智慧出行科技有限公司济宁分公司	PRC

Guangzhou Yidian Smart Mobility Technology Co., Ltd. Zhaoqing Branch* 广州易点智慧出行科技有限公司肇庆分公司	PRC

Guangzhou Yidian Smart Mobility Technology Co., Ltd. Wuhan Branch* 广州易点智慧出行科技有限公司武汉分公司	PRC

Guangzhou Yidian Smart Mobility Technology Co., Ltd. Shanghai Branch* 广州易点智慧出行科技有限公司上海分公司	PRC

Guangzhou Yidian Smart Mobility Technology Co., Ltd. Cangzhou Branch* 广州易点智慧出行科技有限公司沧州分公司	PRC

Guangzhou Yidian Smart Mobility Technology Co., Ltd. Tianjin Branch* 广州易点智慧出行科技有限公司天津分公司	PRC

Guangzhou Yidian Smart Mobility Technology Co., Ltd. Tianjin Pilot Free Trade Zone Branch* 广州易点智慧出行科技有限公司天津自贸区分公司	PRC

* The English name of this subsidiary, consolidated VIE or subsidiary of consolidated VIE, as applicable, has been translated from its Chinese name.